Execution Version Error! Unknown document property name. AMENDMENT NO. 1 TO CREDIT AGREEMENT THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of [●] (the “Amendment Effective Date”), is entered into among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”), BYRAM HEALTHCARE CENTERS, INC., a New Jersey Corporation (“Byram”, and together with Distribution, Medical, Barista I, Barista II and O&M Halyard, the “Borrowers”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., as administrative agent (or any of its designated branch offices or affiliates, in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrowers, the Lenders, and the Administrative Agent, have entered into that certain Credit Agreement dated as of March 10, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Sterling, Canadian Dollars, Australian Dollars, Yen, and Euros (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable; WHEREAS, in addition to making certain conforming changes necessary to implement a successor rate for the Impacted Currencies, the Borrowers desire to make certain additional amendments to the Credit Agreement as set forth below; NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement. 2. Amendments. (i) Notwithstanding any provision of the Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply solely to the Impacted Currencies. (ii) clause (a) of the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2 Error! Unknown document property name. (a) denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for such currency for a period equal in length to such Interest Period) (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency, with a term equivalent to such Interest Period, (iii) Section 2.07(c) of the Credit Agreement is hereby amended and restated in its entirety as follows: (c) Swing Line Loans. The Borrowers shall repay each Swing Line Loan in full no later than ninety (90) days after such loan is made. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies. 3. Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control. 4. Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Borrowers, each Lender, each Guarantor and the Administrative Agent. 5. Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent). 6. Miscellaneous. (a) The Loan Documents, and the obligations of the Borrowers and the Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document. (b) The Borrowers and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under the Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

3 Error! Unknown document property name. (c) The Borrowers and each Guarantor represents and warrants that: (i) This Agreement has been duly executed and delivered by such Person, and constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. (ii) The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (I) contravene the terms of any of such Person’s Organization Documents, (II) conflict with or result in any breach or contravention of, or require any payment to be made under (x) any Contractual Obligation exceeding the Threshold Amount to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (III) result in the creation of any Lien (other than under the Loan Documents) or (IV) violate any material Law; except (in the case of clauses (II) and (IV)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention. (e) Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [remainder of page intentionally left blank]

[Signature Page to Amendment] Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. BORROWERS: OWENS & MINOR DISTRIBUTION, INC., as a Borrower By: Name: Michael W. Lowry Title: Senior Vice President and Chief Financial Officer OWENS & MINOR MEDICAL, INC., as a Borrower By: Name: Jonathan Leon Title: Chief Financial Officer BARISTA ACQUISITION I, LLC, as a Borrower By: Name: Jonathan Leon Title: President and Chief Financial Officer BARISTA ACQUISITION II, LLC, as a Borrower By: Name: Jonathan Leon Title: President and Chief Financial Officer O&M HALYARD, INC., as a Borrower By: Name: Michael W. Lowry Title: Chief Financial Officer BYRAM HEALTHCARE CENTER, INC., as a Borrower By: Name: Perry Bernocchi Title: Chief Executive Officer and President DocuSign Envelope ID: A2430D2C-C031-43F1-AAA4-4E718101E1FE

[Signature Page to Amendment] GUARANTORS: OWENS & MINOR, INC., as a Guarantor By: Name: Jonathan Leon Title: Senior Vice President and Corporate Treasurer OWENS & MINOR INTERNATIONAL LOGISTICS, INC., as a Guarantor By: Name: Jonathan Leon Title: Chief Financial Officer O&M BYRAM HOLDINGS, GP, as a Guarantor By: Barista Acquisition I, LLC and Barista Acquisition II, LLC Its: Partners By: Name: Jonathan Leon Title: President and Chief Financial Officer BYRAM HOLDINGS I, INC., as a Guarantor By: Name: Perry Bernocchi Title: Chief Executive Officer and President OWENS & MINOR HEALTHCARE SUPPLY, INC., as a Guarantor By: Name: Jonathan Leon Title: Chief Financial Officer MEDICAL ACTION INDUSTRIES, INC., as a Guarantor By: Name: Jonathan Leon Title: Vice President and Treasurer DocuSign Envelope ID: A2430D2C-C031-43F1-AAA4-4E718101E1FE

[Signature Page to Amendment] AVID MEDICAL, INC., as a Guarantor By: Name: Jonathan Leon Title: Vice President and Treasurer HALYARD NORTH CAROLINA, LLC, as a Guarantor By: Name: Michael W. Lowry Title: Senior Vice President and Chief Financial Officer DocuSign Envelope ID: A2430D2C-C031-43F1-AAA4-4E718101E1FE

[Signature Page to Amendment No. 1 to Credit Agreement] Error! Unknown document property name. ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title:

[Signature Page to Amendment No. 1 to Credit Agreement] Error! Unknown document property name. LENDERS: BANK OF AMERICA, N.A., as a Lender By: Name: Title:

[Signature Page to Amendment No. 1 to Credit Agreement] Error! Unknown document property name. [_], as a Lender By: Name: Title:

Error! Unknown document property name. Appendix A TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS 1. Defined Terms. The following terms shall have the meanings set forth below: “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Parent and the Lenders. “Alternative Currency” means each of the following currencies: Sterling, Canadian Dollars, Australian Dollars, Yen, and Euros. “Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. “Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency. “Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable. “Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement: (a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; (b) denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; (c) denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), as published on the applicable Reuters screen

Error! Unknown document property name. page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; and (d) denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate (“CDOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “CDOR Rate”) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency. “Applicable Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Administrative Agent or such administrator. “Applicable Rate” means the Applicable Rate, as defined in the Credit Agreement. “Base Rate” means the Base Rate, as defined in the Credit Agreement. “Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate. “Borrowing” means a Borrowing, as defined in the Credit Agreement. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that (a) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are

Error! Unknown document property name. closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom, (ii) Japanese Yen, means a day other than when banks are closed for general business in Japan, (iii) Australian Dollars, means a day other than when banks are closed for general business in Australia and (iv) Canadian Dollars, means a day other than when banks are closed for general business in Canada; and (c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Committed Loan Notice” means a Committed Loan Notice, as defined in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, TIBOR, BBSY, CDOR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “TIBOR”, “BBSY”, “CDOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability of breakage provisions and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means the Dollar Equivalent, as defined in the Credit Agreement. “Eurocurrency Rate” means Eurocurrency Rate, as defined in the Credit Agreement. “Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate. “Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the applicable maturity date set forth in the Credit Agreement and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.

Error! Unknown document property name. “Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Borrowers in each Committed Loan Notice, or twelve months or any other period thereafter as selected by the Borrowers and consented to by each Lender of such Alternative Currency Term Rate Loan; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, (b) Euros, EURIBOR, (c) Japanese Yen, TIBOR, (d) Australian Dollars, BBSY and (e) Canadian Dollars, CDOR, as applicable. “Required Lenders” means the Required Lenders, as defined in the Credit Agreement, subject to Section 2(g) of this Appendix A. “Scheduled Unavailability Date” has the meaning set forth in Section 2(g) of this Appendix A. “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. “SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum. “Successor Rate” has the meaning set forth in Section 2(g). “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

Error! Unknown document property name. “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Daily LIBOR Swingline Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan. 2. Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows: (a) Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Rate immediately upon the effectiveness of this Agreement. (b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents. (i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable. (ii) For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan. (c) Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes. (d) Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement: (i) Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by hand delivery, telecopy or electronic transmission to the Administrative Agent of a written Committed Loan Notice, appropriately completed and

Error! Unknown document property name. signed by a Responsible Office of the Parent. Each such notice must be received by the Administrative Agent substantially in the form attached hereto as Exhibit A or any other form that may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), (x) in the case of Loans denominated in Alternative Currencies other than Yen, not later than 1:00 p.m. New York City time, four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation, (y) in the case of Loans denominated in Yen, not later than 1:00 p.m. New York City time, five (5) Business Days prior to the requested date of any Borrowing or continuation; provided, however, that if the Borrowers wish to request Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. New York City time five Business Days (or six Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 1:00 p.m. New York City time, four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrowers fail to specify a Type of Loan in a Committed Loan Notice or if the Borrowers fail to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. If the Borrowers request a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fail to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Credit Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency. (ii) Conforming Changes. With respect to any Alternative Currency Rate the Administrative Agent will have the right to make Conforming Changes in good faith from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any

Error! Unknown document property name. other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. (iii) Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the Borrowers shall use the Committed Loan Notice attached hereto as Exhibit A. (e) Interest. (i) Subject to the provisions of the Credit Agreement with respect to the Default Rate, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate. (ii) Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (f) Computations. All computations of interest for Alternative Currency Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Alternative Currency Loan for the day on which the Alternative Currency Loan is made, and shall not accrue on an Alternative Currency Loan, or any portion thereof, for the day on which the Alternative Currency Loan or such portion is paid, provided that any Alternative Currency Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (g) Inability to Determine Rate; Successor Rates. (i) Defined Terms. For purposes of this Section 2(g), those Lenders that either have not made, or do not have an obligation under the Credit Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders. (ii) Inability to Determine Rates. If in connection with any request for an Alternative Currency Loan or a continuation of any of such Loans, as applicable, (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (x) no Successor Rate for the Relevant Rate for the applicable currency has been determined in accordance with Section 2(g)(iii) and the circumstances under clause (x) of Section 2(g)(iii) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as

Error! Unknown document property name. applicable), or (y) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Alternative Currency Loan, or (B) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Alternative Currency Loan denominated in a currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Alternative Currency Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, shall be suspended in each case to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (B) of this Section, until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrowers may revoke any pending request for a Borrowing of, or continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (B) any outstanding affected Alternative Currency Loans, at the Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately upon such election (or deemed election pursuant to the proviso below), in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately upon such election (or deemed election pursuant to the proviso below), in the case of an Alternative Currency Daily Rate Loan, or, at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrowers (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Borrowers of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrowers shall be deemed to have elected clause (1) above. (iii) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrowers or Required Lenders (as applicable) have determined, that: (x) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or (y) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such

Error! Unknown document property name. Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or (z) syndicated loans currently being executed and agented in the United States, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency; or if the events or circumstances of the type described in Section 2(g)(iii)(x), (iii)(y) or (iii)(z) of this Appendix A have occurred with respect to the Successor Rate then in effect, and the Administrative Agent determines in good faith that none of the Successor Rates is available, then, in each case, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Rate for an Alternative Currency in accordance with this Section 2(g)(iii) with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent in good faith from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined in good faith by the Administrative Agent. Notwithstanding anything else herein or in the Credit Agreement, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes in good faith from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to

Error! Unknown document property name. any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

Error! Unknown document property name. Exhibit A FORM OF COMMITTED LOAN NOTICE (Alternative Currency Loans) Date: ___________, _____1 To: Bank of America, N.A., as Administrative Agent and Collateral Agent under the Credit Agreement referred to below Bank of America, N.A. Gateway Village -900 Bldg. 900 W Trade St. Mailcode: NC1-026-06-04 Charlotte, NC 28255-0001 Attn: Patricia Santos Phone: 980-387-3794 Email: patricia.santos@bofa.com Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of March 10, 2021 (as may be amended, restated, amended and restated, extended, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation, OWENS & MINOR MEDICAL, INC., a Virginia corporation, BARISTA ACQUISITION I, LLC, a Virginia limited liability company, BARISTA ACQUISITION II, LLC, a Virginia limited liability company, O&M HALYARD, INC., a Virginia corporation, BYRAM HEALTHCARE CENTERS, INC., a New Jersey Corporation (collectively, the “Borrowers”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the other Loan Parties party thereto, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), The undersigned hereby requests (select one)2: Indicate: Borrowing, Conversion or Continuation Indicate: Borrower Name Indicate: Requested Amount Indicate: Currency Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period) 1 Note to Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed. 2 Note to Borrower. For multiple borrowings, conversions and/or continuations, fill out a new row for each borrowing/conversion and/or continuation.

Error! Unknown document property name. The location and number of the applicable Borrower’s account to which funds are to be disbursed is: Bank: ___________________________ ABA #: ___________________________ Account #: ________________________ Account Name: ____________________ [The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing: (A) The representations and warranties contained in Article V of the Credit Agreement or each other Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (B) No Default exists, or would result from the Proposed Borrowing or from the application of the proceeds therefrom.]3 [The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing: (A) The Specified Representations are true and correct in all material respects on and as of the date of the Proposed Borrowing; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (B) No Specified Event of Default exists, or would result from the Proposed Borrowing or from the application of the proceeds therefrom.]4 Delivery of an executed counterpart of this Committed Loan Notice by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Committed Loan Notice. 3 To include for all Borrowings (other than (x) for a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans or (y) a Credit Extension of Incremental Revolving Commitments in connection with a Limited Condition Transaction for which an LCT Election has been made). 4 To include for all Credit Extension of Incremental Revolving Commitments in connection with a Limited Condition Transaction for which an LCT Election has been made.

Error! Unknown document property name. Very truly yours, OWENS & MINOR, INC., as the Parent By: Name: Title: